UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Campbell Soup Company
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(Exact Name of Registrant as Specified in its Charter)

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FOR IMMEDIATE RELEASE

INVESTOR CONTACT:	MEDIA CONTACT:
Ken Gosnell	Thomas Hushen
(856) 342-6081	(856) 342-5227
ken_gosnell@campbellsoup.com	thomas_hushen@campbellsoup.com

CAMPBELL ISSUES STATEMENT ON THIRD POINT PRESENTATION

CAMDEN, N.J., Oct. 30, 2018 - Campbell Soup Company (NYSE: CPB) today issued the following statement in response to Third Point's published presentation:

"Third Point's campaign to seize control of the Board can be summed up as follows, 'Vote for us and we'll think of something.'

In the meantime, they have simply and effectively copied and pasted the actual plan outlined by Campbell on August 30th into the Third Point PowerPoint template. They've endorsed our divestitures and our purchase of Snyder's-Lance to participate in snacking category growth. Their path to a $70 per share target is simply our proposed cost savings, our proposed synergies, and time. Additionally, Third Point explicitly debunks their previous statement that the 'only justifiable outcome' is a sale of the company.

Beyond what they have copied from our plan, Third Point's presentation is riddled with inaccuracies, half-truths, simple generalizations, and vague recommendations, all of which demonstrate their limited understanding of food industry dynamics and of Campbell's business. The Campbell Board conducted a comprehensive review informed by outside advisors, and it remains confident that its go-forward strategy represents the best path forward for the company and its shareholders at this time."

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About Campbell Soup Company
Campbell (NYSE:CPB) is driven and inspired by our Purpose, "Real food that matters for life's moments." For generations, people have trusted Campbell to provide authentic, flavorful and affordable snacks, soups and simple meals, and beverages. Founded in 1869, Campbell has a heritage of giving back and acting as a good steward of the planet's natural resources. The company is a member of the Standard and Poor's 500 and the Dow Jones Sustainability Indexes. For more information, visit www.campbellsoupcompany.com or follow company news on Twitter via @CampbellSoupCo. To learn more about how we make our food and the choices behind the ingredients we use, visit www.whatsinmyfood.com.

Forward-Looking Statements
This release contains "forward-looking statements" that reflect the company's current expectations about the impact of its future plans and performance on the company's business or financial results. These forward-looking statements rely on a number of assumptions and estimates that could be inaccurate and which are subject to risks and uncertainties. The factors that could cause the company's actual results to vary materially from those anticipated or expressed in any forward-looking statement include: (1) the company's ability to execute on and realize the expected benefits from the actions it intends to take as a result of its recent strategy and portfolio review, (2) the ability to differentiate its products and protect its category leading positions, especially in soup; (3) the ability to complete and to realize the projected benefits of planned divestitures and other business portfolio changes; (4) the ability to realize the projected benefits, including cost synergies, from the recent acquisitions of Snyder's-Lance and Pacific Foods; (5) the ability to realize projected cost savings and benefits from its efficiency and/or restructuring initiatives; (6) the company's indebtedness and ability to pay such indebtedness; (7) disruptions to the company's supply chain, including fluctuations in the supply of and inflation in energy and raw and packaging materials cost; (8) the company's ability to manage changes to its organizational structure and/or business processes, including selling, distribution, manufacturing and information management systems or processes; (9) the impact of strong competitive responses to the company's efforts to leverage its brand power with product innovation, promotional programs and new advertising; (10) the risks associated with trade and consumer acceptance of product improvements, shelving initiatives, new products and pricing and promotional strategies; (11) changes in consumer demand for the company's products and favorable perception of the company's brands; (12) changing inventory management practices by certain of the company's key customers; (13) a changing customer landscape, with value and e-commerce retailers expanding their market presence, while certain of the company's key customers maintain significance to the company's business; (14) product quality and safety issues, including recalls and product liabilities; (15) the costs, disruption and diversion of management's attention associated with campaigns commenced by activist investors; (16) the uncertainties of litigation and regulatory actions against the company; (17) the possible disruption to the independent contractor distribution models used by certain of the company's businesses, including as a result of litigation or regulatory actions affecting their independent contractor classification; (18) the impact of non-U.S. operations, including trade restrictions, public corruption and compliance with foreign laws and regulations; (19) impairment to goodwill or other intangible assets; (20) the company's ability to protect its intellectual property rights; (21) increased liabilities and costs related to the company's defined benefit pension plans; (22) a material failure in or breach of the company's information technology systems; (23) the company's ability to attract and retain key talent; (24) changes in currency exchange rates, tax rates, interest rates, debt and equity markets, inflation rates, economic conditions, law, regulation and other external factors; (25) unforeseen business disruptions in one or more of the company's markets due to political instability, civil disobedience, terrorism, armed hostilities, extreme weather conditions, natural disasters or other calamities; and (26) other factors described in the company's most recent Form 10-K and subsequent Securities and Exchange Commission filings. The company disclaims any obligation or intent to update the forward-looking statements in order to reflect events or circumstances after the date of this release.

Important Additional Information and Where to Find It
Campbell has filed a definitive proxy statement on Schedule 14A and form of associated GOLD Proxy Card with the Securities and Exchange Commission ("SEC") in connection with the solicitation of proxies for its 2018 Annual Meeting of Shareholders (the "Definitive Proxy Statement"). Campbell, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2018 Annual Meeting. Information regarding the names of Campbell's directors and executive officers and their respective interests in the company by security holdings or otherwise is set forth in the Definitive Proxy Statement. Details concerning the nominees of Campbell's Board of Directors for election at the 2018 Annual Meeting are included in the Definitive Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY'S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING GOLD PROXY CARD, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the Definitive Proxy Statement and other relevant documents that Campbell files with the SEC from the SEC's website at www.sec.gov or Campbell's website at www.investor.campbellsoupcompany.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.